Cambrex Corporation
Consolidated Income Statement — Pro forma
For the Nine Months Ended September 30, 2006
(Unaudited)

	Cambrex	Bio Companies	Cork & Landen	Other		Pro forma
	As Reported	Adjustments	Adjustments	Adjustments		Reported
Gross sales	356,389	(157,169)	(28,569)	—		170,651
Allowances and rebates	1,632	(363)	(371)	—		898

Net sales	354,757	(156,806)	(28,198)	—		169,753
Other revenues	3,398	(4,269)	36	—		(835)

Net revenues	358,155	(161,075)	(28,162)	—		168,918
Cost of goods sold	231,260	(98,226)	(25,700)	—		107,334

Gross profit	126,895	(62,849)	(2,462)	—		61,584
Operating expenses:
Selling, general and administrative expenses	86,407	(41,343)	(3,529)	1,600g.		43,135
Research and development expenses	16,608	(7,845)	(703)	—		8,060
Goodwill impairment	2,092	—	(2,092)	—		—

Total operating expenses	105,107	(49,188)	(6,324)	1,600		51,195
Operating profit	21,788	(13,661)	3,862	(1,600)		10,389
Other expenses:
Interest expense, net	12,188	379	(57)	(12,745	)h.	(235)
Other expenses, net	107	16	8	—		131

Income before taxes	9,493	(14,056)	3,911	11,145		10,493
Provision for Income taxes	13,998	(3,362)	1,029	—		11,665	i.

Loss before cumulative effect of a change in accounting principle	(4,505)	(10,694)	2,882	11,145		(1,172)

Weighted average shares outstanding (basic)	26,718					26,718
Loss before cumulative effect of a change in accounting principle	(0.17)					(0.04)
Weighted average shares outstanding (diluted)	26,718					26,718
Loss before cumulative effect of a change in accounting principle	(0.17)					(0.04)

Cambrex Corporation
Consolidated Income Statement — Pro forma
For the Nine Months Ended September 30, 2005
(Unaudited)

	Cambrex	Bio Companies	Cork & Landen	Other		Pro forma
	As Reported	Adjustments	Adjustments	Adjustments		Reported
Gross sales	331,133	(141,385)	(27,565)	—		162,183
Allowances and rebates	3,696	(1,664)	(580)	—		1,452

Net sales	327,437	(139,721)	(26,985)	—		160,731
Other revenues	5,827	(3,765)	(155)	—		1,907

Net revenues	333,264	(143,486)	(27,140)	—		162,638
Cost of goods sold	212,910	(88,758)	(26,432)	—		97,720

Gross profit	120,354	(54,728)	(708)	—		64,918
Operating expenses:
Selling, general and administrative expenses	77,640	(39,373)	(3,788)	4,700g.		39,179
Research and development expenses	16,601	(7,332)	(633)	—		8,636

Total operating expenses	94,241	(46,705)	(4,421)	4,700		47,815
Operating profit	26,113	(8,023)	3,713	(4,700)		17,103
Other expenses:
Interest expense, net	8,282	439	(9)	(9,290	)h.	(578)
Other expenses, net	72	151	3	—		226

Income before taxes	17,759	(8,613)	3,719	4,590		17,455
Provision for Income taxes	6,637	(4,256)	1,112	—		3,493i.

Net Income	11,122	(4,357)	2,607	4,590		13,962

Weighted average shares outstanding (basic)	26,389					26,389
Net Income	0.42					0.53
Weighted average shares outstanding (diluted)	26,550					26,550
Net Income	0.42					0.53

Cambrex Corporation
Consolidated Income Statement — Pro forma
For the Year Ended December 31, 2005
(Unaudited)

	Cambrex	Bio Companies	Cork & Landen	Other		Pro forma
	As Reported	Adjustments	Adjustments	Adjustments		Reported
Gross sales	451,986	(191,198)	(37,225)	—		223,563
Allowances and rebates	3,437	(2,009)	(787)	—		641

Net sales	448,549	(189,189)	(36,438)	—		222,922
Other revenues	6,548	(5,071)	(189)	—		1,288

Net revenues	455,097	(194,260)	(36,627)	—		224,210
Cost of goods sold	293,760	(120,901)	(35,705)	—		137,154

Gross profit	161,337	(73,359)	(922)	—		87,056
Operating expenses:
Selling, general and administrative expenses	107,610	(52,894)	(5,066)	6,300g.		55,950
Research and development expenses	22,331	(9,524)	(861)	—		11,946
Asset impairments	107,177	(82,383)	(24,794)	—		—

Total operating expenses	237,118	(144,801)	(30,721)	6,300		67,896
Operating (loss)/profit	(75,781)	71,442	29,799	(6,300)		19,160
Other expenses:
Interest expense, net	10,815	585	(14)	(12,020	)h.	(634)
Other expenses, net	40	158	3	—		201

Income before taxes	(86,636)	70,699	29,810	5,720		19,593
Provision for Income taxes	23,822	(3,460)	2,591	—		22,953	i.

Net loss	(110,458)	74,159	27,219	5,720		(3,360)

Weighted average shares outstanding (basic)	26,456					26,456
Net loss	(4.18)					(0.13)
Weighted average shares outstanding (diluted)	26,456					26,456
Net loss	(4.18)					(0.13)

Cambrex Corporation
Consolidated Income Statement — Pro forma
For the Year Ended December 31, 2004
(Unaudited)

	Cambrex	Bio Companies	Cork & Landen	Other		Pro forma
	As Reported	Adjustments	Adjustments	Adjustments		Reported
Gross sales	439,115	(179,378)	(43,209)	—		216,528
Allowances and rebates	2,258	(739)	(701)	—		818

Net sales	436,857	(178,639)	(42,508)	—		215,710
Other revenues	6,800	(5,424)	(21)	—		1,355

Net revenues	443,657	(184,063)	(42,529)	—		217,065
Cost of goods sold	272,917	(104,830)	(35,694)	—		132,393

Gross profit	170,740	(79,233)	(6,835)	—		84,672
Operating expenses:
Selling, general and administrative expenses	102,769	(49,440)	(5,634)	5,600	g.	53,295
Research and development expenses	19,659	(8,325)	(900)	—		10,434
Asset impairments	48,720	(48,720)	—	—		—

Total operating expenses	171,148	(106,485)	(6,534)	5,600		63,729
Operating (loss)/profit	(408)	27,252	(301)	(5,600)		20,943
Other expenses:
Interest expense, net	10,950	411	(277)	(7,622	)h.	3,462
Other expenses, net	73	224	39	—		336

(Loss)/income from continuing operations before taxes	(11,431)	26,617	(63)	2,022		17,145
Provision for Income taxes	14,461	(3,563)	152	—		11,050	i.

(Loss)/income from continuing operations	(25,892)	30,180	(215)	2,022		6,095

Weighted average shares outstanding (basic)	26,094					26,094
(Loss)/income from continuing operations	(0.99)					0.23
Weighted average shares outstanding (diluted)	26,094					26,462
(Loss)/income from continuing operations	(0.99)					0.23

Cambrex Corporation
Consolidated Income Statement — Pro forma
For the Year Ended December 31, 2003
(Unaudited)

	Cambrex	Bio Companies	Cork & Landen	Other		Pro forma
	As Reported	Adjustments	Adjustments	Adjustments		Reported
Gross sales	405,591	(163,447)	(38,700)	—		203,444
Allowances and rebates	3,780	(3,129)	(732)	—		(81)

Net sales	401,811	(160,318)	(37,968)	—		203,525
Other revenues	8,833	(5,464)	56	—		3,425

Net revenues	410,644	(165,782)	(37,912)	—		206,950
Cost of goods sold	248,238	(94,264)	(30,848)	—		123,126

Gross profit	162,406	(71,518)	(7,064)	—		83,824
Operating expenses:
Selling, general and administrative expenses	95,117	(44,699)	(3,755)	5,700	g.	52,363
Research and development expenses	17,123	(7,230)	(876)	—		9,017
Asset impairments	—	—	—	—		—
Legal settlement	11,342	—	—	—		11,342

Total operating expenses	123,582	(51,929)	(4,631)	5,700		72,722
Operating profit	38,824	(19,589)	(2,433)	(5,700)		11,102
Other expenses:
Interest expense, net	11,840	265	(197)	(9,698	)h.	2,210
Other expenses, net	139	(102)	(27)	—		10

Income from continuing operations before taxes	26,845	(19,752)	(2,209)	3,998		8,882
Provision for Income taxes	26,600	(1,664)	(571)	—		24,365	i.

Income/(loss) from continuing operations	245	(18,088)	(1,638)	3,998		(15,483)

Weighted average shares outstanding (basic)	25,775					25,775
Income/(loss) from continuing operations	0.01					(0.60)
Weighted average shares outstanding (diluted)	26,174					25,775
Income/(loss) from continuing operations	0.01					(0.60)

Cambrex Corporation
Consolidated Balance Sheet — Pro forma
As of September 30, 2006
(Unaudited)

	Cambrex	Bio Companies		Cork & Landen		Other		Pro forma
	As Reported	Adjustments		Adjustments		Adjustments		September 30, 2006
Current assets
Cash and cash equivalents	34,458	—		(4,773)		253,300	a.b.	282,985
Trade receivables, net	66,910	(35,794)		(4,344)		—		26,772
Inventories, net	110,840	(42,059)		(14,251)		—		54,530
Prepaid expenses and other current assets	16,750	(2,952)		(705)		—		13,093

Total current assets	228,958	(80,805)		(24,073)		253,300		377,380
Property, plant and equipment, net	239,812	(83,706)		(27,947)		—		128,159
Goodwill	96,695	(66,113)		—		—		30,582
Other intangibles, net	50,232	(49,136)		—		—		1,096
Other assets	6,414	(1,733)		—		—		4,681

Total assets	622,111	(281,493)		(52,020)		253,300		541,898

Current liabilities
Accounts payable	36,617	(12,663)		(5,312)		710	c.	19,352
Accrued liabilities and other current liabilities	57,680	(18,102)		(2,860)		(387	)b.	36,331

Total current liabilities	94,297	(30,765)		(8,172)		323		55,683
Long-term debt	181,723	(3,625)		—		(178,098	)b.	—
Deferred tax liabilities	29,131	(622)		—		—		28,509
Other non-current liabilities	63,978	(4,771)		(8,574)		1,366	c.	51,999

Total liabilities	369,129	(39,783)		(16,746)		(176,409)		136,191
Common stock	2,920	—		—		—		2,920
Additional paid in capital	221,233	—		—		—		221,233
Retained earnings	55,030	—		—		155,684	d.	210,714
Invested Equity	—	(242,393)		(31,632)		274,025		—
Treasury stock	(20,873)	—		—		—		(20,873)
Accumulated other comprehensive loss	(5,328)	683	f.	(3,642	)e.	—		(8,287)

Stockholders’ equity	252,982	(241,710)		(35,274)		429,709		405,707

Total liabilities and stockholders’ equity	622,111	(281,493)		(52,020)		253,300		541,898

a.	Reflects proceeds to be received at the closing of the sale of the Bio Companies Business of $460,000 reduced by approximately $31,000 of costs ($20,000 for Change in Control costs associated with certain senior executives, $5,000 for investment banker fees, $4,000 of legal and accounting fees, $1,000 of employee retention bonuses and $1,000 for taxes on the gain on sale associated with the disposition of the Bio Companies Business), as well as $800 of transaction costs associated with the disposition of the Cork and Landen Subsidiaries.

b.	The net proceeds are further reduced by the assumed repayment of all outstanding debt of $178,485 partially offset by $4,138 of cash retained by Cambrex in the disposition of the Cork and Landen Subsidiaries.

c.	Reflects a legal liability of Landen retained by Cambrex in the disposition of the Cork and Landen Subsidiaries.

d.	Reflects the estimated gain on the sale of the Bio Companies Business of approximately $186,000 offset by the estimated loss on the disposition of the Cork and Landen Subsidiaries of $30,000. The estimated tax provision on the pre-tax gain on the Bio Companies Business reflects the utilization of a substantial portion of Cambrex’s available domestic net operating loss and foreign tax credit carryforwards. The estimate is dependent on, among other things, a final allocation of sales proceeds among domestic and foreign components of the Bio Companies Business, which cannot be determined with certainty at this time. The finalization of the allocation of sales proceeds and other estimates could result in different tax consequences.

e.	Cork’s additional minimum pension liability transferred to the buyer of the Cork and Landen Subsidiaries (ICIG) ($2,856) and cumulative translation adjustment (“CTA”) recorded on the Cork and Landen Subsidiaries’ books of ($-6,498).

f.	The Bio Companies’ additional minimum pension liability transferred to Lonza ($2,469) partially offset by CTA recorded on the Bio Companies books of ($-1,786).

g.	Reflects corporate allocations originally charged to the Bio Companies and the Cork and Landen Subsidiaries that would remain an expense of Cambrex upon divestiture.

h.	For the year ended December 31, 2005 and the nine months ended September 30, 2006 and 2005, interest expense has been eliminated as if all debt had been repaid upon receipt of the Bio Companies’ proceeds at the beginning of the period. For 2004 and 2003, interest expense has been eliminated from continuing operations and allocated to discontinued operations based upon: (1) debt required to be repaid upon consummation of the sale of the Bio Companies Business pursuant to the Stock Purchase Agreement and (2) an allocation based upon pro-rata net assets consistent with EITF 87-24 “Allocation of Interest to Discontinued Operations.”

i.	For the years ended December 31, 2005, 2004 and 2003, reflects principally foreign and state income taxes directly related to the Bio Companies. For the nine months ended September 30, 2006 and 2005, the pro forma tax provision adjustment also reflects a tax benefit for domestic losses in pro forma continuing operations to the extent of the tax provision on the Bio Companies domestic pre-tax income reclassified to discontinued operations.